UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
 (Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  February 28, 2017

Date of reporting period:  February 28, 2017

Item 1. Reports to Stockholders.

Wasmer Schroeder High Yield Municipal Fund

Annual Report
February 28, 2017

Wasmer Schroeder High Yield Municipal Fund

February 28, 2017

Dear Shareholder:

We are pleased to present the February 28, 2017 annual report for the Wasmer Schroeder High Yield Municipal Fund (the “Fund”). The Fund’s net asset value (“NAV”) decreased by 32 cents to $10.44 per share during the fiscal year ended February 28, 2017; over those twelve months, shareholders received monthly income distributions totaling 40 cents per share. Factoring in the reinvestment of dividends, the Fund outperformed the Bloomberg Barclays Municipal Bond Index by 1.40% and underperformed the Bloomberg Barclays Municipal High Yield Index by 3.52%.

	Wasmer Schroeder	Bloomberg Barclays	Bloomberg Barclays
	High Yield Municipal	Municipal High	Municipal
Period	Fund (WSHYX)	Yield Index	Bond Index
3/1/2016 – 2/28/2017	1.65%	5.17%	0.25%

In order to best explain the performance of the tax exempt bond market over the last 12 months, we will first start with a review of U.S. Treasuries during a year in which timing was the greatest differentiator for fixed income performance. In many respects, the backdrop for the 12 months ending February 28, 2017 was reminiscent of the Taper Tantrum period during 2013 in which bond yields swiftly moved higher after a prolonged rally to record lows. Not to be outdone, the 2016 version of the Tantrum saw 10-year U.S. Treasury yields close at an all-time low of 1.36% on July 8, 2016, only to subsequently rise to 2.60% by mid-December. But what were the factors driving this erratic behavior in bonds? Let’s roll back the clock and pick up where we left off with our last annual shareholder letter in February 2016.

U.S. Interest Rates

Right out of the gate, in March 2016, it had become clear that the ultra-stimulative monetary policies being implemented by the European Central Bank and the Bank of Japan were running in stark contrast to the more hawkish approach being adopted by the U.S. Federal Reserve (“Fed”), especially after their rate hike in December 2015. In fact, many of the world’s major developed economies were firmly in the grips of negative yields and, by the end of March 2016, weaker than expected global growth was beginning to materialize in a number of key domestic economic indicators. This clouded prospects for U.S. growth and led the Fed to step away from their dot plots that served as roadmap for higher rates in 2016. At this point the rally in the U.S. Treasury market was in full swing.

By April 2016, New York Fed President William Dudley was making public comments about the possibility of monetary easing from the Fed, and by early May it was clear that corporate profits were running well below expectations. In the market’s mind the Fed was hitting pause on additional rate hikes, laying the foundation for interest rates to be “lower for longer”. The hits kept coming for the Fed in June, with the critically important nonfarm payrolls number showing the economy added just 43,000 jobs in May – well below expectations (+160,000) and

Wasmer Schroeder High Yield Municipal Fund

the lowest reading since January 2011. Not to be outdone, the United Kingdom delivered its own political earthquake when voters narrowly approved a withdrawal from the European Union, causing the pound to fall to its lowest levels since 1985, global stocks to plummet, and 10-year Treasury yields to drop by 31 basis points over 2 trading sessions.

The early weeks of July 2016 proved to be the first major pivot point for bond investors in 2016. Forward inflation expectations, which had fallen from approximately 1.9% in mid-March to under 1.5% by the end of June, slowly began to creep higher. Nonfarm payrolls registered average monthly gains of +253,000 from June to September. Average hourly earnings, a key measure for the Fed which had been stubbornly stuck between 1.9-2.4%, broke firmly above 2.5%. And the steady, decade-long decline in the labor force participation rate finally appeared to stabilize. From a technical standpoint, volatility in the currency markets had made the economics of buying U.S. Treasuries unattractive for foreign investors, further reducing demand for bonds. It was quickly becoming clear that the economy was back on track, the Fed’s rate hike schedule was back in play, and the trend towards lower rates was at risk of reversal.

As we entered September 2016, odds of the Fed hiking rates for the first time in 2016 were on the rise and bond traders were taking note. The global bond market rally was showing clear signs of buckling and Japanese sovereign debt was in the midst of its worst route since 2003. The impact in the U.S. was felt less in the form of higher absolute rates, however, than it was in changes to the slope of the yield curve, or put another way, the difference between short term interest rates and long term interest rates. The slope of the curve is often expressed as the difference between 2-year and 30-year U.S. Treasury yields (the “2/30 spread”). The 2/30 spread had flattened by approximately 50 basis points from early May to +143 basis points at the end of August 2016. But that trend reversed quickly during September with the 2/30 spread violently steepening by 30 basis points during the month. The Fed ultimately chose not to raise rates during their September meeting, but the damage done left traders with a stark reminder of just how quickly the interest rate environment can adjust to changes in sentiment. Ultimately, the most important thing to come out of the month of September was a reaffirmation of the Fed’s posture from late 2015, namely that the Fed’s window of inaction had in all likelihood come to an end and that December 2016 was very much in play for the next rate hike.

If July 2016 was an important first pivot for the bond market toward higher rates then November 2016 represented a psychological sea change for the bond markets. As we mentioned, September was a painful lesson for investors, and anxiety was running high in the bond market. 10-year U.S. Treasury yields entered the month of November at 1.83%, already well off the all-time low of 1.36% set in early July. Still, the capital markets were by almost all measures caught completely flat footed by Donald Trump’s surprise presidential election victory. Traders immediately began the unwind of investment policies that were developed in anticipation of a Clinton

Wasmer Schroeder High Yield Municipal Fund

presidency, as the unexpected consolidation of Republican power in the executive and legislative branches of the Federal government shifted investor focus to the prospects of less regulation, an overhaul of the Affordable Care Act, a sizeable increase in infrastructure spending and broad individual and corporate tax reform. A new set of Executive Branch priorities left the market contemplating the impacts of higher federal spending on economic growth and inflation, with the consensus opinion pointing towards a more robust growth environment after the dust settled. The behavior in the bond markets was anything but complacent. 10-year yields move higher by 75 basis points in the weeks after the election, topping out at a 2016 high of 2.60% on December 15th – the same day the Federal Reserve announced their first rate hike of 2016.

The last few weeks of December 2016 and the first half of January 2017 were typically quiet for the markets, but the beginnings of a showdown in the U.S. Treasury market were looming. Hedge funds, market timers and other “fast money” speculators had ratcheted up their bearish bets on bonds to record levels. Meanwhile, mutual funds, individual investors, institutional accounts and other “real money” participants were doing the exact opposite and building up bullish positions in bonds. While there were credible arguments supporting both sides of the trade, the only real message for investors seeking clarity is that there was no clarity. As Bloomberg noted on January 23rd, (“Hedge Funds Risk Treasuries Wipeout After Bearish Bets Soar”, Bloomberg, 1/22/2017) the differences of opinion were rooted in core perceptions about the capabilities of the new administration: “In important ways, it reflects deeper questions about the direction of the U.S. economy. Some investors see President Trump as a game-changer, whose spending plans will unleash growth…and spur higher borrowing costs. Others see demographics, high debt levels and income inequality as structural reasons for growth to remain subpar.”

Despite having a majority in Congress, uniting the various ideological agendas in the House and Senate to craft law has proven difficult in the first few months of the new administration. This has led to a re-evaluation of the growth assumptions adopted in the months following the election, and as is often the case, a more balanced perspective has emerged. We tend to agree with “real money” participants previously mentioned when it comes to Congress and the President’s abilities to materially alter many of the structural challenges facing an economy that is enjoying its second longest post-World War II expansion, particularly in the face of an emboldened Federal Reserve projecting as many as three additional rate hikes in 2017. With that said, bouts of extreme volatility are likely to become more commonplace as we shift away from the zero bound on the all-important risk-free rate that so many capital asset pricing models depend upon for the valuation of risk assets such as equities. While interest rates may show a tendency to continue their move higher during 2017, we think the ride has the potential to be bumpy and there is a strong argument to be made that the slope of the yield curve could continue to flatten as expectations for growth meet the realities of hard data.

Wasmer Schroeder High Yield Municipal Fund

Tax Exempt Municipal Bond Market

The municipal bond market was not insulated from the shifting currents in U.S. Treasuries as buyers of state and local government debt also dealt with significantly heightened volatility during the second half of 2016. The movement in absolute rates, and the changing shape of the tax exempt yield curve, generally mirrored what we witnessed in the U.S. Treasury market during the period. Further contributing to the price action in tax exempt bonds were a number of technical factors such as supply trends, mutual fund flows and tax reform concerns that influenced municipal-to-Treasury yield ratios. Despite these factors, continued demand for tax exempt income helped propel the Bloomberg Barclays Municipal Bond Index to outperform the Bloomberg Barclays U.S. Treasury Index by 149 basis points for the 12 months ended February 28, 2017.

Supply trends remained a key theme for municipal investors as the $446 billion of new issuance in 2016 represented the largest amount of new bonds coming to market on record. Supply was especially pronounced during October, with the 30-day Visible Supply Index reaching $23.7 billion on October 14th – its highest level since December 2006. The jump in supply was primarily due to a substantial pickup in refunding activity, particularly during the second half of the year. Net issuance, which represents the difference between the amount of debt issued and the amount of debt that was retired, ended the year at +$86 billion and marked the second consecutive year that the municipal bond market grew in size. Despite 2016s record year for issuance we would expect that higher current rates and low issuance in 2008 and 2009 would result in lower refunding activity.  Thus, without a significant increase in new money issuance we would expect 2017 issuance to be lower and potentially, significantly lower in 2018. The Treasury market will continue to shape the tax exempt yield curve, and we believe the supply dynamic should provide support for municipal-to-Treasury yield ratios over the near term.

One of the accelerators to the aforementioned supply dynamic in the second half of 2016 was an abrupt reversal of what had been more than one consecutive year of weekly municipal mutual fund inflows. Periods of strong asset inflows into mutual funds typically create more stable liquidity dynamics for the municipal market which in turn can be a positive catalyst for credit spreads; conversely, periods of severe or prolonged outflows can have the opposite effect.  Municipal bond mutual funds had posted inflows for the first 10 months of the year, only to turn distinctly negative in November when the bond market began its post-election sell-off. Total fund inflows for the year came in at +$26 billion.  The combination of higher supply and large retail outflows drove the Bloomberg Barclays Municipal Bond Index to a loss of -3.73% during November 2016, its worst month since September 2008.

Aggregate credit quality conditions in the municipal market have shown signs of softening in recent quarters. Revenue trends reflect weakening economic activity at the state level with preliminary figures from the Nelson A. Rockefeller Institute of Government showing just 1.2% year-over-year growth in total state tax collections

Wasmer Schroeder High Yield Municipal Fund

during the 3rd quarter of 2016.  This reflected slowing growth in sales tax revenues and declines in the overall levels of income taxes paid. Preliminary data for the 4th quarter of 2016 indicates continued weakness in overall state tax revenue collections.  Looking forward to 2017 and 2018, states will continue to face a heightened degree of budgetary uncertainty under the Trump Administration. The President’s key policy initiatives, including federal tax reform, health care reform and other federal budget policy changes will undoubtedly impact state budgets, and by extension local government budgets. This makes the outlook for economic growth at the state and local level more difficult to forecast with any precision, particularly for states that exhibit budgetary dependence upon energy production.  Credit quality metrics have also shown some signs of stress. According to Standard & Poor’s (“S&P”), the 4th quarter of 2016 saw more credit rating downgrades than upgrades, breaking a string of 16 consecutive quarters of positive upgrade-to-downgrade ratios.

To be clear, the way forward is not without its challenges, however state and local credit appears stable. Revenue growth overall continues to be sluggish, reflecting this late stage in the credit cycle and persistent sub-3% gross domestic product growth. Certain areas of the country are realizing solid growth while other regions are suffering from the effects of volatile commodities prices. Property tax revenues have held up well, however, expectations for state tax collections in 2017 and 2018 have moderated over the last few months. Pension concerns continue to present consistent noise in the market, although recent Governmental Accounting Standards Board reforms are helping to bring such issues into the public spotlight which will help increase calls for funding solutions. The Commonwealth of Puerto Rico and the City of Chicago will remain fixtures in the headlines, and the hurdles facing other distressed issuers such as Atlantic City, New Jersey and the U.S. Virgin Islands will also command their share of attention. Yet as S&P also noted, approximately 94% of ratings in three highest credit rating categories ended 2016 unchanged from the start of the year. Given that the vast majority of credits remain stable, from our perspective the best approach for monitoring credit is to work with a bottom-up process and focus on the issuers facing the greatest challenges as opposed to painting the market with a broad brush.

Wasmer Schroeder High Yield Municipal Fund

The Fund primarily focuses on identifying relative value in the BBB and lower rated sectors of the municipal market. As previously discussed, the Fund’s performance over the period was higher than that of the Bloomberg Barclays Municipal Bond Index, one of the Fund’s primary benchmarks, and lower than the Bloomberg Barclays Municipal High Yield Index.  These differences are directly related to the material differences in the composition of the Fund compared to its benchmarks. For example, Puerto Rico, healthcare and tobacco issuers represent approximately 56% of the Bloomberg Barclays Municipal High Yield Index versus just 23% for the Fund as of February 28, 2017. Furthermore, all of the Fund’s 6% exposure to Puerto Rico was limited to insured credits which provides a primary source of repayment in the event of an underlying

Wasmer Schroeder High Yield Municipal Fund

issuer default. The Fund ended February with approximately 21% of its portfolio holdings insured by a monoline bond insurer. Approximately 65% of the portfolio was allocated to issuers rated BBB or lower. The Fund outperformed the Bloomberg Barclays Municipal Bond Index, which also serves as a benchmark for the Fund and a proxy for the investment grade municipal bond market.  The Bloomberg Barclays Municipal Bond Index’s underperformance during the period was a direct reflection of investor preference for longer duration securities and ‘A’ and ‘BBB’ rated credits.

The Fund’s exposure to the Housing, Industrial Revenue, Special Tax (including sales tax and special assessment debt) and General Obligation sectors all contributed positively to performance during the period. These four sectors represented approximately 42% of Fund assets during the period yet contributed almost all of the Fund’s total return during the period. The Fund’s exposures to the Healthcare sector underperformed in aggregate as spreads on hospital bonds performed poorly during the second half of the year. The bulk of the performance captured during the year can be explained by exposure to duration and credit. As we mentioned earlier in this letter, the yield curve flattened over the first half of the year, which helped longer duration securities. Much of the steepening we saw during the second half of the year came on the short end of the curve, sparing longer bonds from completely unwinding their prior gains.

The Fund’s duration-to-worst ended the period at 5.5 years. The Fund’s average maturity ended the period at 16.3 years and we continue to maintain a preference for 5.00% coupons with the portfolio’s average coupon ending February at 5.08%. The Fund ended the fiscal year with a portfolio consisting of 128 individual securities. This reflects our belief that diversification is an important risk-management component of any strategy that focuses on credit opportunities.

We are thankful for the trust you have placed in us over the last three years. We look forward to continuing to serve your investment needs in the future and we encourage you to contact us if you have any questions about your investment in the Wasmer Schroeder High Yield Municipal Fund.

Jason D. Diefenthaler
Senior Vice President and Senior Portfolio Manager
Wasmer, Schroeder & Company, LLC

Douglas E. Fowler
Vice President and Senior Portfolio Manager
Wasmer, Schroeder & Company, LLC

Past performance is not a guarantee of future results.

Opinions expressed above are those of the adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Wasmer Schroeder High Yield Municipal Fund

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in municipal securities may involve additional risks, such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse political, legislative, regulatory and economic developments.  The Fund may invest in securities which involve limited liquidity that can be difficult to sell.  Income from investments in tax-exempt securities may be subject to state and local taxes and a portion of income could be subject to the federal alternative minimum tax.

Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Bond ratings provide the probability of an issuer defaulting based on the credit rating agency’s analysis of the issuer’s financial condition and profit potential.  Bond rating services are provided by Standard & Poor’s Ratings Service, Moody’s Investors Service, Inc., and Fitch Ratings, Inc.  Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default).

Certain investments in the Fund are covered by bond insurance issued by a monoline bond insurer.  Bond insurance is a type of credit enhancement.  A bond insurer unconditionally and irrevocably guarantees that interest and principal will be paid as scheduled even if the bond issuer defaults.  A monoline bond insurer backs debt securities only and is not exposed to risks from other lines of business.

Diversification does not assure a profit or protect against risk in a declining market.

The Bloomberg Barclays Municipal High Yield Index is a rules-based, market-value-weighted index.  Bonds eligible for inclusion in the Index must have a credit quality classification of Ba1/BB+ or lower or be unrated or nonrated by all three categories.  They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million.  The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

The Bloomberg Barclays Municipal Bond Index is a rules-based, market-weighted index which represents the long-term tax-exempt bond market.  Bonds eligible for inclusion in the index must be rated investment grade and have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must also be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

The Bloomberg Barclays U.S. Treasury Index measures U.S. dollar-denominated, fixed rate, nominal debt issued by the U.S. Treasury.  The index does not include U.S. Treasury bills.

The 30-Day Visible Supply Index represents the total volume in dollars of municipal bonds with a maturity of 13 months or greater that should reach the market within the next 30 days.

An investment cannot be made directly in an index.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Duration-to-worst is the duration of a bond computed to the redemption date which would provide the lowest yield (for callable bonds) or highest yield (for putable bonds).  For securities without calls or puts, duration-to-worst is calculated to maturity.

Average maturity is the weighted average maturity of the securities in the portfolio, expressed in years.

Cash flow is the net amount of cash and cash equivalents moving into and out of a business.

Basis point equals 1/100th of 1%.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at February 28, 2017 (Unaudited)

As a Percentage of Total Municipal Bonds

Municipal Bond Type

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at February 28, 2017 (Unaudited)

As a Percentage of Total Investments

Credit Rating

Credit ratings are determined by using the middle rating of Moody’s Investors Service©, Inc., Standard and Poor’s® Ratings Group and Fitch Ratings, Inc. and the lowest rating when fewer than three ratings are assigned.

Wasmer Schroeder High Yield Municipal Fund

Comparison of the change in value of a $100,000 investment in the
Wasmer Schroeder High Yield Municipal Fund – Institutional Class vs the
Bloomberg Barclays Municipal High Yield Index and the
Bloomberg Barclays Municipal Bond Index

		Since Inception
Average Annual Total Return:	One Year	(3/31/14)
Wasmer Schroeder High Yield Municipal Fund – Institutional Class	1.65%	6.61%
Bloomberg Barclays Municipal High Yield Index	5.17%	5.54%
Bloomberg Barclays Municipal Bond Index	0.25%	3.58%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-855-WSC-MUNI (1-855-972-6864).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  For the year ended February 28, 2017, the adviser recouped previously waived fees.  In the absence of the recoupment, returns would be higher.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Bloomberg Barclays Municipal High Yield Index is a rules-based, market-value-weighted index.  Bonds eligible for inclusion in the index must have a credit quality classification of Ba1/BB+ or lower or be unrated or nonrated by all three categories.  They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million.  The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

The Bloomberg Barclays Municipal Bond Index is a rules-based, market-weighted index which represents the long-term tax-exempt bond market.  Bonds eligible for inclusion in the index must be rated investment grade and have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must also be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

Wasmer Schroeder High Yield Municipal Fund

EXPENSE EXAMPLE at February 28, 2017 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/16 – 2/28/17).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses, with actual net expenses being limited to 0.95% of the Fund’s average net assets per the operating expenses limitation agreement.  Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Wasmer Schroeder High Yield Municipal Fund

EXPENSE EXAMPLE at February 28, 2017 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	9/1/16	2/28/17	9/1/16 – 2/28/17
Actual	$1,000.00	$ 967.80	$4.64
Hypothetical	$1,000.00	$1,020.08	$4.76
(5% return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2017

	Principal
MUNICIPAL BONDS – 95.87%	Amount	Value
Alabama – 4.42%
County of Jefferson Alabama Revenue Bonds
5.25%, 1/1/2019 (Callable 3/31/2017)	$500,000	$500,880
5.25%, 1/1/2020 (Callable 3/31/2017)	300,000	300,531
5.50%, 1/1/2021 (Callable 3/31/2017) (AGM Insured)	275,000	275,542
5.50%, 1/1/2022 (Callable 3/31/2017)	145,000	145,286
5.25%, 1/1/2023 (Callable 3/31/2017) (AGM Insured)	100,000	100,177
5.25%, 1/1/2023 (Callable 3/31/2017)	100,000	100,177
5.00%, 1/1/2024 (Callable 3/31/2017)	500,000	500,785
4.75%, 1/1/2025 (Callable 3/31/2017)	1,000,000	1,001,379
4.75%, 1/1/2025 (Callable 3/31/2017) (AMBAC Insured)	655,000	655,904
4.75%, 1/1/2025 (Callable 3/31/2017) (AGM Insured)	800,000	801,104
		4,381,765

California – 4.76%
California Statewide Communities
Development Revenue Bonds
5.25%, 12/1/2029 (Callable 12/1/2024)	1,000,000	1,090,830
5.25%, 12/1/2044 (Callable 12/1/2024)	500,000	528,275
Palomar Health California Revenue Refunding Bonds
5.00%, 11/1/2028 (Callable 11/1/2026)	1,345,000	1,472,143
San Joaquin Hills Transportation
Corridor Agency Revenue Bonds
5.25%, 1/15/2049 (Callable 1/15/2025)	1,550,000	1,632,506
		4,723,754

Colorado – 0.56%
Denver Colorado Convention Center Hotel
Authority Revenue Bonds
5.00%, 12/1/2033 (Callable 12/1/2026)	500,000	557,235

District of Columbia – 1.60%
District of Columbia Revenue Bonds
6.25%, 10/1/2032 (Callable 4/1/2021)	220,000	226,670
6.25%, 10/1/2032 (Callable 4/1/2021)	205,000	244,092
6.50%, 10/1/2041 (Callable 4/1/2021)	15,000	18,008
6.50%, 10/1/2041 (Callable 4/1/2021)	1,085,000	1,095,492
		1,584,262

Florida – 14.06%
Alachua County Health Facilities Authority Revenue Bonds
5.00%, 12/1/2036 (Callable 12/1/2024)	1,000,000	1,079,800

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2017, Continued

	Principal
	Amount	Value
Florida – 14.06% (Continued)
Babcock Ranch Community Independent
Special District Revenue Bonds
4.25%, 11/1/2021	$595,000	$605,037
4.75%, 11/1/2026 (Callable 11/1/2025)	925,000	944,711
5.00%, 11/1/2031 (Callable 11/1/2025)	155,000	155,639
5.25%, 11/1/2046 (Callable 11/1/2025)	265,000	261,839
Collier County Educational Facilities
Authority Revenue Bonds
6.125%, 11/1/2043 (Callable 11/1/2023)	1,000,000	1,088,360
Collier County Health Facilities Authority Revenue Bonds
5.00%, 5/1/2045 (Callable 5/1/2025)	2,255,000	2,431,746
Florida Gulf Coast University Financing Corp. Revenue Bonds
5.00%, 2/1/2043 (Callable 2/1/2023)	600,000	652,674
Florida Higher Educational Facilities
Financial Authority Revenue Bonds
5.00%, 4/1/2032 (Callable 4/1/2022)	500,000	540,400
Halifax Hospital Medical Center
Florida Hospital Revenue Bonds
5.00%, 6/1/2036 (Callable 6/1/2026)	1,500,000	1,622,100
Lee County Industrial Development
Authority Revenue Bonds
4.50%, 10/1/2032 (Callable 10/1/2022)	500,000	497,215
5.50%, 10/1/2047 (Callable 10/1/2022)	1,000,000	1,053,070
Midtown Miami Community Development
District Special Assessment
5.00%, 5/1/2037 (Callable 5/1/2023)	350,000	355,726
Palm Beach County Health Facilities
Authority Revenue Bonds
7.25%, 6/1/2034 (Callable 6/1/2022)	750,000	866,363
Talis Park Community Development
District Special Assessment
5.25%, 5/1/2021	400,000	394,836
Town of Davie Florida Revenue Bonds
6.00%, 4/1/2042 (Callable 4/1/2023)	500,000	577,950
Villagewalk of Bonita Springs Community
Development District Special Assessment
5.15%, 5/1/2038 (Callable 5/1/2017)	825,000	825,553
		13,953,019
Georgia – 1.74%
Private Colleges & Universities Authority
5.00%, 4/1/2044 (Callable 4/1/2024)	1,625,000	1,723,231

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2017, Continued

	Principal
	Amount	Value
Guam – 1.66%
Guam Government Waterworks Authority Revenue Bonds
5.00%, 7/1/2035 (Callable 7/1/2024)	$500,000	$525,015
Guam Power Authority Revenue Bonds
5.00%, 10/1/2021	495,000	550,143
5.00%, 10/1/2034 (Callable 10/1/2022)	550,000	570,009
		1,645,167

Illinois – 13.05%
Chicago Board of Education General Obligation Bonds
5.00%, 12/1/2022 (Callable 12/1/2017) (AGM Insured)	220,000	222,977
5.50%, 12/1/2026 (AGC Insured)	1,000,000	1,093,810
5.00%, 12/1/2042 (Callable 12/1/2022) (AGM Insured)	1,000,000	1,031,630
Chicago Illinois Wastewater Transmission Revenue Bonds
5.00%, 1/1/2027 (Callable 1/1/2022)	345,000	371,282
City of Chicago Illinois General Obligation Bonds
4.00%, 1/1/2020 (Callable 1/1/2018)	225,000	223,270
5.00%, 1/1/2024	500,000	503,705
5.00%, 1/1/2025	1,100,000	1,097,107
5.00%, 1/1/2029 (Callable 1/1/2020) (AGM Insured)	500,000	523,575
5.25%, 1/1/2033 (Callable 1/1/2018)	340,000	333,176
5.50%, 1/1/2039 (Callable 1/1/2025)	1,000,000	978,780
City of Chicago Illinois Sales Tax Revenue Bonds
5.00%, 1/1/2032 (Callable 1/1/2025)	250,000	263,382
City of Chicago Illinois Waterworks Revenue Bonds
5.00%, 11/1/2026	500,000	564,070
5.00%, 11/1/2044 (Callable 11/1/2024)	1,000,000	1,065,370
Metropolitan Pier & Exposition Authority Revenue Bonds
5.20%, 6/15/2050 (Callable 6/15/2020)	2,000,000	2,027,520
State of Illinois General Obligation Bonds
5.00%, 2/1/2021	600,000	635,316
5.25%, 7/1/2030 (Callable 7/1/2023)	500,000	515,975
5.00%, 5/1/2034 (Callable 5/1/2024)	500,000	501,160
5.00%, 2/1/2039 (Callable 2/1/2024)	1,000,000	993,370
		12,945,475

Iowa – 1.04%
Iowa Higher Education Loan Authority Revenue Bonds
5.00%, 10/1/2037 (Callable 10/1/2025)	1,105,000	1,027,098

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2017, Continued

	Principal
	Amount	Value
Maine – 1.63%
Maine Health & Higher Education
Facilities Authority Revenue Bonds
5.00%, 7/1/2024 (Callable 7/1/2023)	$850,000	$908,327
5.00%, 7/1/2027 (Callable 7/1/2023)	300,000	314,898
5.00%, 7/1/2033 (Callable 7/1/2023)	385,000	395,049
		1,618,274

Maryland – 1.99%
City of Baltimore Maryland Revenue Bonds
5.25%, 9/1/2023 (Callable 3/31/2017) (XLCA Insured)	205,000	205,490
5.25%, 9/1/2025 (Callable 3/31/2017) (XLCA Insured)	50,000	50,096
5.25%, 9/1/2026 (Callable 3/31/2017) (XLCA Insured)	50,000	50,087
5.00%, 9/1/2032 (Callable 3/31/2017) (XLCA Insured)	75,000	75,156
5.25%, 9/1/2039 (Callable 3/31/2017) (XLCA Insured)	540,000	540,497
Maryland State Economic Development Corp.
Student Housing Refunding Revenue Bonds
5.00%, 7/1/2039 (Callable 7/1/2025)	1,000,000	1,052,800
		1,974,126

Massachusetts – 2.14%
Massachusetts Development Finance Agency Revenue Bonds
5.00%, 7/1/2028 (Callable 7/1/2026)	1,000,000	1,093,450
5.00%, 7/1/2044 (Callable 7/1/2025)	500,000	518,230
5.125%, 7/1/2044 (Callable 7/1/2024)	500,000	513,915
		2,125,595

Michigan – 8.50%
City of Detroit Michigan General Obligation Bonds
5.25%, 4/1/2023 (Callable 3/31/2017) (AMBAC Insured)	58,900	58,895
City of Detroit Michigan Sewage
Disposal System Revenue Bonds
7.00%, 7/1/2027 (Callable 7/1/2019) (AGM Insured)	1,000,000	1,122,630
County of Wayne Michigan General Obligation Bonds
5.00%, 2/1/2038 (Callable 2/1/2018) (AGM Insured)	1,000,000	1,006,950
Detroit Wayne County Stadium Authority Revenue Bonds
5.00%, 10/1/2020 (AGM Insured)	565,000	616,691
5.00%, 10/1/2026 (Callable 10/1/2022) (AGM Insured)	275,000	297,468
Michigan Finance Authority Revenue Bonds
5.00%, 7/1/2032 (Callable 7/1/2024) (AGM Insured)	1,000,000	1,122,950
5.00%, 7/1/2034 (Callable 7/1/2024) (NATL Insured)	870,000	958,392
5.00%, 7/1/2035 (Callable 7/1/2025)	1,000,000	1,076,050
5.00%, 7/1/2044 (Callable 7/1/2024)	1,500,000	1,595,356

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2017, Continued

	Principal
	Amount	Value
Michigan – 8.50% (Continued)
Ypsilanti Michigan School District General Obligation Bonds
5.00%, 5/1/2027 (Callable 5/1/2026) (BAM Insured)	$500,000	$580,430
		8,435,812

Minnesota – 5.91%
Southcentral Minnesota Multi-County Housing &
Redevelopment Authority Revenue Bonds
3.00%, 2/1/2000 (b) (c)	15,000	8,700
3.00%, 2/1/2002 (b) (c)	30,000	17,400
3.00%, 2/1/2005 (b) (c)	20,000	11,600
3.00%, 2/1/2006 (b) (c)	20,000	11,600
3.00%, 2/1/2007 (b) (c)	65,000	37,700
3.00%, 6/1/2008 (b) (c)	10,000	5,800
3.00%, 2/1/2017 (b) (c)	450,000	261,000
3.00%, 2/1/2025 (b) (c)	9,500,000	5,510,000
		5,863,800

New Hampshire – 0.60%
Manchester New Hampshire Airport Revenue Bonds
5.00%, 1/1/2023	530,000	594,697

New Jersey – 5.71%
New Jersey Economic Development Authority
School Facilities Construction Bonds
5.00%, 6/15/2025	500,000	527,710
5.00%, 6/15/2034 (Callable 6/15/2024)	1,000,000	1,022,590
New Jersey Transportation Trust Fund Authority Revenue Bonds
5.00%, 6/15/2025 (Callable 6/15/2023)	1,000,000	1,054,450
4.625%, 6/15/2030 (Callable 6/15/2025)	1,000,000	1,005,750
5.00%, 6/15/2044 (Callable 6/15/2024)	1,000,000	995,500
South Jersey Transportation Authority Revenue Bonds
5.00%, 11/1/2039 (Callable 11/1/2024)	1,000,000	1,054,570
		5,660,570

New York – 5.99%
Brooklyn Arena Local Development Corp. Revenue Bonds
5.00%, 7/15/2042 (Callable 1/15/2027)	2,000,000	2,170,120
New York City Industrial Development Agency Revenue Bonds
5.00%, 1/1/2019 (Callable 3/31/2017) (AMBAC Insured)	510,000	511,459
5.00%, 1/1/2031 (Callable 3/31/2017) (AMBAC Insured)	70,000	70,167
5.00%, 1/1/2046 (Callable 3/31/2017) (AMBAC Insured)	1,400,000	1,402,967
New York Liberty Development Corp. Revenue Bonds
5.25%, 10/1/2035	1,500,000	1,790,130
		5,944,843

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2017, Continued

	Principal
	Amount	Value
Pennsylvania – 3.90%
Pennsylvania Turnpike Commission Revenue Bonds
5.00%, 12/1/2030 (Callable 12/1/2025)	$500,000	$560,050
5.00%, 12/1/2040 (Callable 12/1/2025)	1,500,000	1,647,990
School District of Philadelphia General Obligation Bonds
5.00%, 9/1/2027 (Callable 9/1/2026)	1,500,000	1,661,250
		3,869,290

Puerto Rico – 5.98%
Commonwealth of Puerto Rico General Obligation Bonds
5.50%, 7/1/2020 (NATL Insured)	665,000	715,061
Puerto Rico Commonwealth Aqueduct &
Sewer Authority Revenue Bonds
5.00%, 7/1/2028 (Callable 7/1/2018) (AGC Insured)	1,000,000	1,018,730
Puerto Rico Electric Power Authority Revenue Bonds
5.00%, 7/1/2022 (Callable 3/31/2017) (NATL Insured)	395,000	395,735
5.00%, 7/1/2023 (Callable 3/31/2017) (NATL Insured)	180,000	180,317
5.00%, 7/1/2024 (Callable 3/31/2017) (NATL Insured)	420,000	420,701
5.00%, 7/1/2024 (Callable 7/1/2017) (AGM Insured)	450,000	454,333
Puerto Rico Highways & Transportation
Authority Revenue Bonds
5.00%, 7/1/2018 (Callable 3/31/2017) (NATL Insured)	195,000	195,441
4.75%, 7/1/2038 (Callable 7/1/2018) (NATL Insured)	1,685,000	1,669,296
Puerto Rico Municipal Finance Agency Revenue Bonds
5.25%, 8/1/2022 (AGC Insured)	815,000	886,802
		5,936,416

Tennessee – 1.45%
Chattanooga Health Educational & Housing
Facility Board Revenue Bonds
5.00%, 10/1/2035 (Callable 10/1/2025)	650,000	701,194
Chattanooga Tennessee Health, Educational, and
Student Housing Facility Board Revenue Bonds
5.00%, 10/1/2029 (Callable 10/1/2025)	500,000	569,445
5.00%, 10/1/2030 (Callable 10/1/2025)	150,000	165,816
		1,436,455

Texas – 2.87%
Austin Convention Enterprises Inc. Revenue Bonds
5.00%, 1/1/2034 (Callable 3/31/2017) (XLCA Insured)	1,760,000	1,761,390
Central Texas Turnpike System Revenue Bonds
5.00%, 8/15/2034 (Callable 8/15/2024)	1,000,000	1,090,070
		2,851,460

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2017, Continued

	Principal
	Amount	Value
Vermont – 0.76%
City of Burlington Vermont Airport Revenue Bonds
4.00%, 7/1/2028 (Callable 7/1/2022)	$750,000	$748,950

Virginia – 1.44%
City of Chesapeake Virginia Expressway
Toll Road Revenue Bonds
4.125%, 7/15/2042 (Callable 7/15/2022)	500,000	476,150
5.00%, 7/15/2047 (Callable 7/15/2022)	905,000	948,277
		1,424,427

Washington – 3.09%
Greater Wenatchee Regional Events Center
Public Facilities District Revenue Bonds
4.50%, 9/1/2022	190,000	193,705
5.25%, 9/1/2032 (Callable 9/1/2022)	1,000,000	1,021,510
Skagit County Public Hospital District No. 1 Revenue Bonds
5.00%, 12/1/2022	750,000	828,158
4.00%, 12/1/2026	500,000	513,395
5.00%, 12/1/2037 (Callable 12/1/2023)	500,000	508,840
		3,065,608

Wisconsin – 1.02%
Wisconsin Health & Educational Facilities
Authority Revenue Bonds
5.25%, 12/1/2049 (Callable 12/1/2022)	1,000,000	1,007,510
TOTAL MUNICIPAL BONDS (Cost $93,688,978)		95,098,839

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2017, Continued

MONEY MARKET FUNDS – 2.13%	Shares	Value
Fidelity Institutional Money Market Funds –
Government Portfolio, 0.45% (a)	2,113,359	$2,113,359
TOTAL MONEY MARKET FUNDS (Cost $2,113,359)		2,113,359
Total Investments (Cost $95,802,337) – 98.00%		97,212,198
Other Assets in Excess of Liabilities – 2.00%		1,980,653
TOTAL NET ASSETS – 100.00%		$99,192,851

Scheduled principal and interest payments are guaranteed by the following bond insurers.
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal Corp.
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual
NATL – National Public Finance Guarantee
XLCA – Syncora Guarantee Inc.
The insurance does not guarantee the market value of the municipal bonds.
(a)	Rate shown is the 7-day annualized yield at February 28, 2017.
(b)	Security is considered illiquid. As of February 28, 2017, the value of these investments was $5,863,800 or 5.91% of total net assets.
(c)	Security is in default.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2017

ASSETS
Investments, at market value (cost $95,802,337)	$97,212,198
Receivables
Investments sold	2,177,916
Fund shares sold	2,448,700
Interest	1,102,726
Prepaid expenses	13,962
Total assets	102,955,502

LIABILITIES
Payables
Investments purchased	519,326
Fund shares redeemed	3,052,763
Distributions payable	81,049
Due to adviser	53,765
Administration and fund accounting fees	20,405
Audit fees	19,499
Transfer agent fees and expenses	5,615
Legal fees	2,749
Reports to shareholders	2,538
Chief Compliance Officer fee	1,500
Custody fees	1,229
Accrued expenses	2,213
Total liabilities	3,762,651
NET ASSETS	$99,192,851

CALCULATION OF NET ASSET VALUE PER SHARE
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	9,501,870
Net asset value, redemption price and offering price per share	$10.44

COMPONENTS OF NET ASSETS
Paid-in capital	$97,708,962
Accumulated net investment income	35,200
Accumulated undistributed net realized gain on investments	38,828
Net unrealized appreciation on investments	1,409,861
Total net assets	$99,192,851

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF OPERATIONS For the Year Ended February 28, 2017

NET INVESTMENT INCOME
Income
Interest	$4,825,007
Total investment income	4,825,007

Expenses
Advisory fees (Note 4)	733,935
Administration and fund accounting fees (Note 4)	113,548
Transfer agent fees and expenses (Note 4)	32,353
Registration fees	23,592
Audit fees	19,445
Legal fees	12,363
Trustee fees	11,262
Chief Compliance Officer fees (Note 4)	8,973
Miscellaneous	6,684
Custody fees (Note 4)	6,146
Shareholder reporting	4,129
Insurance	3,117
Interest (Note 6)	1,194
Total expenses before recoupment	976,741
Plus: recoupment by adviser (Note 4)	13,336
Net expenses	990,077
Net investment income	3,834,930

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	902,568
Capital gain distributions from regulated investment companies	1,310
Change in unrealized appreciation on investments	(3,089,150)
Net realized and unrealized loss on investments	(2,185,272)
Net increase in net assets resulting from operations	$1,649,658

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	February 28,	February 29,
	2017	2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,834,930	$4,265,254
Net realized gain on investments	902,568	244,278
Capital gain distributions from
regulated investment companies	1,310	3,259
Change in unrealized
appreciation on investments	(3,089,150)	(204,644)
Net increase in net assets
resulting from operations	1,649,658	4,308,147

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(3,822,125)	(4,284,825)
Net realized gains on investments	(907,204)	—
Total distributions	(4,729,329)	(4,284,825)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	32,921,648	39,651,540
Proceeds from shares issued in
reinvestment of dividends	3,777,186	3,619,558
Cost of shares redeemed+	(36,273,562)	(23,846,816)
Net increase in net assets resulting
from capital share transactions	425,272	19,424,282

Total increase/(decrease) in net assets	(2,654,399)	19,447,604

NET ASSETS
Beginning of year	101,847,250	82,399,646
End of year	$99,192,851	$101,847,250
Accumulated net investment income	$35,200	$21,086

CHANGES IN SHARES OUTSTANDING
Shares sold	3,068,096	3,704,976
Shares issued in reinvestment of dividends	353,058	339,493
Shares redeemed	(3,383,878)	(2,224,416)
Net increase in shares outstanding	37,276	1,820,053

+	Net of redemption fees of $5,504 and $875, respectively.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

			For the period
	For the Year	For the Year	March 31, 2014*
	Ended	Ended	through
	February 28,	February 29,	February 28,
	2017	2016	2015
Net asset value, beginning of period	$10.76	$10.78	$10.00
Income from investment operations:
Net investment income^	0.40	0.51	0.53
Net realized and unrealized gain/(loss)
on investments	(0.22)	(0.02)	0.77
Total from investment operations	0.18	0.49	1.30
Less dividends and distributions:
Dividends from net investment income	(0.40)	(0.51)	(0.52)
Dividends from net realized gains	(0.10)	—	—
Total dividends	(0.50)	(0.51)	(0.52)

Redemption fees^#	0.00	0.00	0.00

Net asset value, end of period	$10.44	$10.76	$10.78

Total return	1.65%	4.67%	13.27	%+

Supplemental data and ratios:
Net assets, end of period (thousands)	$99,193	$101,847	$82,400
Ratio of net expenses to average net assets:
Before fee waivers/recoupment	0.95%	1.01%	1.08	%++
After fee waivers/recoupment	0.97%	1.00%	1.00	%++
Ratio of net investment income
to average net assets:
Before fee waivers/recoupment	3.76%	4.77%	5.48	%++
After fee waivers/recoupment	3.74%	4.78%	5.56	%++
Portfolio turnover rate	32%	27%	16	%+

*	Commencement of operations.
^	Based on average shares outstanding.
#	Amount is less than $0.01 per share.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2017, Continued

NOTE 1 –	ORGANIZATION

The Wasmer Schroeder High Yield Municipal Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Fund is to seek to generate a high level of interest income that is not subject to federal income tax.  The Fund currently offers an Institutional Class which commenced operations on March 31, 2014, prior to which, its only activity was a transfer in-kind of securities and cash.  This transfer in-kind was nontaxable, whereby the Fund issued 4,369,546 shares on March 31, 2014.  The fair value and cost of securities received by the Fund was $41,842,498 and $41,966,736, respectively.  In addition, the Fund received $1,852,959 of cash and interest receivable.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 2 –	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2015-2016 or expected to be taken in the Fund’s 2017 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2017, Continued

C.
Security Transactions, Income, Expenses and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized/accreted over the life of the respective security using the effective interest method.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory and custodian fees.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, monthly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended February 28, 2017, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain
$1,310	$(1,310)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Fund charges a 1% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  During the year ended February 28, 2017, the Fund retained $5,504 in redemption fees.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2017, Continued

G.
New Accounting Pronouncement:  In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

H.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of February 28, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Refer to Note 9 for additional disclosure.

NOTE 3 –	SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2017, Continued

Debt Securities:  Debt securities are valued at their bid prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Illiquid Securities:  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to hold no more than 15% of its net assets in illiquid securities.  As of February 28, 2017, the Fund had investments in illiquid securities with a total value of $5,863,800 or 5.91% of total net assets.

Information concerning these illiquid securities is as follows:

Security	PAR	Dates Acquired	Cost Basis
Southcentral MN Revenue Bonds	$10,110,000	9/04 – 2/14	$4,433,456

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.  The Fund did not hold Rule 144A securities at February 28, 2017.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2017, Continued

Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 28, 2017:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$95,098,839	$—	$95,098,839
Money Market Funds	2,113,359	—	—	2,113,359
Total Investments	$2,113,359	$95,098,839	$—	$97,212,198

Refer to the Fund’s schedule of investments for a detailed break-out of municipal bonds by state.  Transfers between levels are recognized at February 28, 2017, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended February 28, 2017.

NOTE 4 –	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended February 28, 2017, Wasmer, Schroeder & Company, LLC (the “Adviser”) provided the Fund with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  Effective June 28, 2016, as compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.70% of the Fund’s average daily net assets.  Prior to June 28, 2016, the annual rate was 0.75% of the Fund’s average daily net assets.  For the year ended February 28, 2017, the Fund incurred $733,935 in advisory fees.

The Fund is responsible for its own operating expenses.  Effective June 28, 2016, the Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to 0.95% of average daily net assets of the Fund’s Institutional Class.  Prior to June 28, 2016, the Fund’s total annual operating expenses were limited to 1.00% of average daily net assets.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2017, Continued

obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended February 28, 2017, the Adviser recouped fees in the amount of $13,336.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $42,998 at February 28, 2017.  The expense limitation will remain in effect through at least June 27, 2017, and may be terminated only by the Trust’s Board of Trustees.  The cumulative expenses of $42,998 will expire as follows:

Year	Amount
2018	$32,021
2019	10,977
$42,998

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2017, Continued

For the year ended February 28, 2017, the Fund incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$113,548
Transfer Agency (excludes out-of-pocket expenses)	22,180
Chief Compliance Officer	8,973
Custody	6,146

At February 28, 2017, the Fund had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$20,405
Transfer Agency (excludes out-of-pocket expenses)	3,860
Chief Compliance Officer	1,500
Custody	1,229

NOTE 5 –	PURCHASES AND SALES OF SECURITIES

For the year ended February 28, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $32,114,673 and $31,023,116, respectively.  The Fund had no long-term purchases or sales of U.S. Government securities during the year ended February 28, 2017.

NOTE 6 –	LINE OF CREDIT

The Fund has an unsecured line of credit in the amount of $8,500,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended February 28, 2017, the Fund drew on its line of credit.  The Fund had an outstanding average balance of $33,167, paid a weighted average interest rate of 3.56%, and incurred interest expense of $1,194.  During the year ended February 28, 2017, the maximum borrowing by the Fund occurred on May 13, 2016 in the amount of $1,280,000.  At February 28, 2017, the Fund had no outstanding loan amounts.

NOTE 7 –	INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended February 28, 2017 and February 29, 2016 was as follows:

	Year Ended	Year Ended
	February 28, 2017	February 29, 2016
Ordinary income	$252,052	$715,999
Tax-exempt income	3,564,321	3,568,826
Long-term capital gain	907,204	—

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2017, Continued

As of February 28, 2017, the components of capital on a tax basis were as follows:

Cost of investments (a)	$95,802,337
Gross unrealized appreciation	2,788,238
Gross unrealized depreciation	(1,378,377)
Net unrealized appreciation (a)	1,409,861
Undistributed ordinary and tax-exempt income	116,249
Undistributed long-term capital gains	38,828
Total distributable earnings	155,077
Other accumulated gains/(losses)	(81,049)
Total accumulated earnings/(losses)	$1,483,889

(a)	Book-basis and tax-basis net unrealized appreciation are the same.

At February 28, 2017, “Other Accumulated Gains/Losses” consisted of distributions payable of $81,049.

NOTE 8 –	PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

High Yield Risk – High yield debt obligations (commonly known as “junk bonds”) are speculative investments and entail greater risk of loss of principal than securities and loans that are investment grade rated because of their greater exposure to credit risk. The high yield market at times is subject to substantial volatility and high yield debt obligations may be less liquid than higher quality securities.

Fixed Income Securities Risks – The Fund may invest in fixed income (debt) securities, which are generally subject to the following risks:

o
Interest Rate Risk. There is a risk that fixed income securities will decline in value because of changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

o
Extension Risk.  If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

o	Credit Risk. The issuers of the debt securities held by the Fund may not be able to make interest or principal payments. The Fund may invest in

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2017, Continued

securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including payment default, than higher quality debt securities.

o
Prepayment Risk. Issuers of securities held by the Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.

Rule 144A Securities Risk – The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds.

Liquidity Risk – Low or lack of trading volume may make it difficult to sell securities held by the Fund at quoted market prices.

Political, Legislative or Regulatory Risk – The municipal securities market generally or certain municipal securities in particular may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level.

Reinvestment Risk – A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Tax and Taxability Risk – Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax. The Fund relies on the opinion of the issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to federal income tax. However, after the Fund buys a security issued as tax-exempt, the Internal Revenue Service may determine that interest on the security should, in fact, be taxable, in which event the dividends the Fund pays with respect to that interest would be subject to federal income tax.

NOTE 9 –	SUBSEQUENT EVENT – REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2017, Continued

Proposal No. 1.	Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2.	Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

Wasmer Schroeder High Yield Municipal Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Advisors Series Trust and
Shareholders of
Wasmer Schroeder High Yield Municipal Fund

We have audited the accompanying statement of assets and liabilities of Wasmer Schroeder High Yield Municipal Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 28, 2017, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and for the period March 31, 2014 (commencement of operations) to February 28, 2015.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wasmer Schroeder High Yield Municipal Fund, as of February 28, 2017, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period March 31, 2014 to February 28, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 1, 2017

Wasmer Schroeder High Yield Municipal Fund

NOTICE TO SHAREHOLDERS at February 28, 2017 (Unaudited)

For the year ended February 28, 2017, the Fund designated $252,052 and $3,564,321, respectively, as ordinary income and tax-exempt income for purposes of the dividends paid deduction.  For the year ended February 28, 2017, the Fund designated $907,204 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended February 28, 2017, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Fund.  For shareholders in the Fund, none of the income distributed for the year ended February 28, 2017 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

The percentage of ordinary income distributions that are designated as interest related income under Internal Revenue section 871(k)(1)(C) for the year ended February 28, 2017 was 100.0%.

The percentage of ordinary income distributions exempt from federal tax for the year ended February 28, 2017 was 93.4%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-WSC-MUNI or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-WSC-MUNI.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-WSC-MUNI.

Wasmer Schroeder High Yield Municipal Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Age	Held with	of Time	During Past	Overseen by	Past Five
and Address	the Trust	Served	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	1	Trustee,
(age 70)		term;	Gamma Delta		Advisors
615 E. Michigan Street		since	Housing Corporation		Series Trust
Milwaukee, WI 53202		March	(collegiate housing		(for series not
		2014.	management)		affiliated with
			(2012 to present);		the Fund);
			Trustee and Chair		Independent
			(2000 to 2012),		Trustee from
			New Covenant Mutual		1999 to 2012,
			Funds (1999 to 2012);		New Covenant
			Director and Board		Mutual Funds
			Member, Alpha		(an open-end
			Gamma Delta		investment
			Foundation		company with
			(philanthropic		4 portfolios).
organization)
(2005 to 2011).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 82)		term;	President, Hotchkis		Advisors
615 E. Michigan Street		since	and Wiley Funds		Series Trust
Milwaukee, WI 53202		May	(mutual funds)		(for series not
		2002.	(1985 to 1993).		affiliated with
the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 77)		term;	Senior Vice		Advisors
615 E. Michigan Street		since	President, Federal		Series Trust
Milwaukee, WI 53202		February	Home Loan Bank		(for series not
		1997.	of San Francisco.		affiliated with
the Fund).

Wasmer Schroeder High Yield Municipal Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Age	Held with	of Time	During Past	Overseen by	Past Five
and Address	the Trust	Served	Five Years	Trustee(2)	Years(3)

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	1	Trustee,
(age 58)		term*;	Group, Inc.		Advisors
615 E. Michigan Street		since	(financial		Series Trust
Milwaukee, WI 53202		January	consulting firm)		(for series not
		2016.	(1998 to present).		affiliated with
the Fund);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit
Fund and
DoubleLine
Income
Solutions
Fund, from
2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

Wasmer Schroeder High Yield Municipal Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Age	Held with	of Time	During Past	Overseen by	Past Five
and Address	the Trust	Served	Five Years	Trustee(2)	Years(3)

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	1	Trustee,
(age 69)	Trustee	term;	U.S. Bancorp		Advisors
615 E. Michigan Street		since	Fund Services, LLC		Series Trust
Milwaukee, WI 53202		September	(May 1991 to		(for series not
		2008.	present); Manager,		affiliated with
			U.S. Bancorp		the Fund);
			Fund Services, LLC		Director, U.S.
			(1998 to present).		Bancorp Fund
Services, Ltd.
and U.S.
Bancorp Fund
Services,
Limited, 2013
to present;
Director,
Quintillion
Limited, 2013
to present.

Wasmer Schroeder High Yield Municipal Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Age	Held with	of Time	Principal Occupation
and Address	the Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 69)	and	term; since	(May 1991 to present); Manager, U.S. Bancorp
615 E. Michigan Street	Chief	September	Fund Services, LLC (1998 to present).
Milwaukee, WI 53202	Executive	2007.
Officer

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 49)	and	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 55)	and	term; since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	December	(October 1998 to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 45)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund
(age 59)	President,	term; since	Services, LLC and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	September	(February 2008 to present).
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 51)		term; since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2015.

Wasmer Schroeder High Yield Municipal Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
Position		Length
Name, Age	Held with	of Time	Principal Occupation
and Address	the Trust	Served	During Past Five Years

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund
(age 30)	Secretary	term; since	Services, LLC (July 2013 to present); Proxy Voting
615 E. Michigan Street		September	Coordinator and Class Action Administrator,
Milwaukee, WI 53202		2015.	Artisan Partners Limited Partnership (September
2012 to July 2013); Legal Internship, Artisan
Partners Limited Partnership (February 2012 to
September 2012); J.D. Graduate, Marquette
University Law School (2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28, 2017, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-WSC-MUNI (1-855-972-6864).

Wasmer Schroeder High Yield Municipal Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-WSC-MUNI (1-855-972-6864) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Wasmer Schroeder High Yield Municipal Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 7-8, 2016, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) Wasmer Schroeder & Company, LLC for the Wasmer Schroeder High Yield Municipal Fund (the “Fund”).  At this meeting, and at a prior meeting held on October 11-12, 2016, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record, and the Adviser’s disaster recovery/business continuity plan.  The Board also considered its knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2016 on both an absolute basis and in comparison to its peer funds utilizing Lipper and Morningstar classifications and an appropriate securities benchmark.  In reviewing the performance of the Fund, the Board noted that the Fund was relatively new

Wasmer Schroeder High Yield Municipal Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

with less than three years of performance information.  While the Board considers both short-term and long-term performance of the Fund, it places greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. In considering the Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

The Board noted that the Fund’s performance, with regard to the Lipper comparative universe, was below the peer group median for the one-year period and above the peer group median for the since inception period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below the peer group median for the one-year period and above the peer group median for the since inception period.

The Board also reviewed the performance of the Fund against a broad-based securities market benchmark.  The Board noted that the Adviser represented it does not have any similarly managed accounts for performance comparison.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds, as well as expense waivers and reimbursements.

The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 0.95% for the Institutional Class shares (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio for the Institutional Class shares was above the peer group median and below the peer group average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Institutional Class shares was above the peer group median, and below the peer group average.  The Board also noted that the contractual advisory fee was above the peer group median and average.  The Board also noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s contractual advisory fee was above the peer group median and average. The Board noted that the Adviser represented that it does not have any similarly managed accounts.  As a result, the Board noted it would continue to monitor the appropriateness of the advisory fee and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

Wasmer Schroeder High Yield Municipal Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund.  The Board also considered that the Fund does not utilize “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser, including the advisory fee, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

Wasmer Schroeder High Yield Municipal Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Wasmer, Schroeder & Company, LLC
600 Fifth Avenue South, Suite 210
Naples, Florida 34102

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-WSC-MUNI

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-855-WSC-MUNI (1-855-972-6864).  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2017	FYE 2/29/2016
Audit Fees	$16,100	$15,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,400	$3,300
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2017	FYE 2/29/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2017	FYE 2/29/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess__
  Douglas G. Hess, President

Date  5/2/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  5/2/17

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date  5/2/17

* Print the name and title of each signing officer under his or her signature.